Execution

SECOND AMENDMENT

TO

MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

SECOND AMENDMENT TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT, dated as of August 29, 2014 (this “Amendment”), among THE SCOTTS COMPANY LLC, a limited liability company organized under the laws of Ohio (the “Company”), THE SCOTTS MIRACLE-GRO COMPANY, a company organized under the laws of Ohio (the “Parent”), THE BANKS PARTY HERETO, and MIZUHO BANK, LTD. (formerly, Mizuho Corporate Bank, Ltd.), as administrative agent (together with its permitted successors in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is made to that certain Master Accounts Receivable Purchase Agreement, dated as of November 15, 2012, among the Company, the Parent, the Banks party thereto, and the Administrative Agent, as amended by the First Amendment dated as of October 25, 2013 (as in effect on the date hereof immediately before giving effect to the amendments contemplated hereby, the “Existing Agreement” and as amended by this Amendment, the “MARPA”; capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the MARPA);

WHEREAS, the Facility Parties have requested that the Banks and the Administrative Agent agree to extend the Stated Termination Date as set forth herein; and

WHEREAS, the Banks and the Administrative Agent have agreed to such request subject to the terms and conditions hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Facility Parties, the Administrative Agent and each Bank party to the Existing Agreement hereby agree as follows:

SECTION 1    AMENDMENT

Effective as of the Amendment Effective Date (as defined in Section 2 hereof), Section 1 of the Existing Agreement is hereby amended by amending and restating the defined term “Stated Termination Date” in its entirety to read as follows:

“Stated Termination Date” means August 28, 2015, or such later date as may be agreed by each Bank and the Company.

SECTION 2    EFFECTIVENESS

This Amendment shall be effective as of the date hereof (the “Amendment Effective Date”) subject to the satisfaction of each of the following conditions, and in case of any documentation to be delivered to the Administrative Agent, such documentation shall be in form and substance reasonably satisfactory to the Administrative Agent:

(a)    Amendment. The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Facility Party, (ii) the Administrative Agent and (iii) each Bank.

(b)Representations and Warranties. At the time of and immediately after giving effect to the amendments contemplated hereby on the Amendment Effective Date, the representations and warranties contained in Section 10.1 of the Existing Agreement and in the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects) on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which shall have been true and correct in all respects) on and as of such earlier date.

(c)No Termination Event. At the time of and immediately after giving effect to the amendments contemplated hereby on the Amendment Effective Date, no Termination Event shall have occurred and be continuing.

(d)Other. The Administrative Agent shall have received such other assurances as the Administrative Agent may reasonably request in connection with the transactions contemplated by this Amendment.

SECTION 3    MISCELLANEOUS

(a)This Amendment is a Transaction Document. All references in the Existing Agreement, in any of the other Transaction Documents and in any other document or instrument incidental hereto or thereto shall, on and after the Amendment Effective Date, be deemed to mean and refer to the Existing Agreement, as amended pursuant to this Amendment.

(b)To induce the Banks and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Banks and the Administrative Agent that as of the Amendment Effective Date, upon giving effect to this Amendment:

(i)    Representations and Warranties. The representations and warranties contained in the MARPA and in the other Transaction Documents apply (and are hereby incorporated herein by reference as if fully set forth herein) with respect to this Amendment and are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which are true and correct in all respects) on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which were true and correct in all respects) on and as of such earlier date.

(ii)    No Termination Event. No event has occurred and is continuing or would result from the consummation of this Amendment that would constitute a Termination Event.

(c)Each Facility Party, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, the MARPA continue to be in full force and effect (except, in the case of the MARPA, to the extent expressly amended hereby) and (ii) affirms and confirms its obligations under each of the Transaction Documents to which it is a party.
(d)This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof that would result in the application of any other law.
(e)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
(f)This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile electronic transmission or by email transmission of a pdf (or similar) file format document shall be as effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

THE SCOTTS COMPANY LLC
By: /s/ MARK J. WEAVER
Name: Mark J. Weaver Title: Vice President, Treasurer

THE SCOTTS MIRACLE-GRO COMPANY
By: /s/ MARK J. WEAVER
Name: Mark J. Weaver Title: Vice President and Corporate Treasurer

Signature Page to Second Amendment to Master Accounts Receivable Purchase Agreement

MIZUHO BANK, LTD., as Administrative Agent and a Bank
By: /s/ DAVID LIM
Name: David Lim Title: Authorized Signatory

Signature Page to Second Amendment to Master Accounts Receivable Purchase Agreement

THE BANK OF NOVA SCOTIA, as a Bank
By: /s/ N. NEVES
Name: N. Neves Title: Senior Relationship Manager Commodity Trade Finance

By: /s/ T. W. KLING
Name: T. W. Kling Title: Director Commodity Trade Finance

Signature Page to Second Amendment to Master Accounts Receivable Purchase Agreement

SUNTRUST BANK, as a Bank
By: /s/ EMILY SHIELDS
Name: Emily Shields Title: First Vice President

Signature Page to Second Amendment to Master Accounts Receivable Purchase Agreement

RB RECEIVABLES LLC, as a Bank
By: /s/ VIKRAM MALKANI
Name: Vikram Malkani Title:

By: /s/ CHRIS G. KORTLANDT
Name: Chris G. Kortlandt Title: Deputy Treasurer

Signature Page to Second Amendment to Master Accounts Receivable Purchase Agreement